Exhibit 99.2
1 Fourth Quarter & Full Year 2023 Results January 22, 2024

2 LEGAL DISCLAIMER FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company’s annual report on Form 10-K is filed. This presentation and oral statements made relating to this presentation contain forward-looking statements regarding, among other things, our business plans; expansion targets and opportunities; post-closing plans, objectives, expectations and intentions with respect to the Tucson acquisition; expense management initiatives and the results expected to be realized from those initiatives; anticipated expenses, cash requirements and sources of liquidity; capital allocation strategies and plans; and future financial performance. These statements are often, but not always, made through the use of words or phrases such as “positioned,” “growth,” “estimate,” “believe,” “plan,” “future,” “opportunity,” “optimistic,” “anticipate,” “target,” “expectations,” “expect,” “will,” “strategy,” “goal, “focused,” “guidance,” “foresee” and similar words or phrases of a future or forward-looking nature. The inclusion of forward-looking information herein should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs, certain assumptions made by management, and financial trends that may affect our financial condition, results of operations, business strategy or financial needs, many of which, by their nature, are inherently uncertain and beyond our control. Our actual results could differ materially from those anticipated in such forward-looking statements. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors, including without limitation, the following: uncertain or unfavorable business or economic conditions and any regulatory responses thereto, including uncertainty and volatility in the financial markets; possible slowing or recessionary economic conditions and continuing or increasing inflation; geographic concentration of our markets; changes in market interest rates that affect pricing of our products and our net interest income; our ability to effectively execute our growth strategy and manage our growth, including identifying, consummating and integrating suitable mergers and acquisitions, entering new lines of business or offering new or enhanced services or products; fluctuations in the fair value of our investments; our ability to successfully manage our credit risk, particularly in our commercial real estate, energy and commercial-based loan portfolios, and the sufficiency of our allowance for credit losses; declines in the values of the real estate and other collateral securing loans in our portfolio; an increase in non-performing assets; borrower and depositor concentration risks; risks associated with originating Small Business Administration loans; our dependence on our management team, including our ability to attract, hire and retain key employees; our ability to raise and maintain sufficient liquidity and capital; competition from banks, credit unions, FinTech companies and other financial services providers; the effectiveness of our risk management framework; accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures, service denials, cyber incidents or other failures, disruptions or security breaches; employee error, employee or client misconduct, fraud committed against the Company or our clients, or incomplete or inaccurate information about clients and counterparties; disruptions to our business caused by our third-party service providers; our ability to maintain our reputation; environmental liability; costs and effects of litigation; risk exposure from transactions with financial counterparties; severe weather, natural disasters, pandemics, acts of war or terrorism, climate change and responses thereto, or other external events; compliance with (and changes in) laws, rules, regulations, interpretations or policies relating to financial institutions, including stringent capital requirements, higher FDIC insurance premiums and assessments, consumer protection laws and privacy laws; volatility in our stock price and other risks associated with our common stock; changes in our dividend or share repurchase policies and practices or other external events. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. ABOUT NON-GAAP FINANCIAL MEASURES. In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), we disclose non-GAAP financial measures, including “adjusted net income”, “adjusted diluted earnings per common share”, “tangible common stockholders’ equity”, “tangible book value per common share”, “adjusted return on average assets (ROAA)”, “adjusted return on average common equity (ROCE)”, “adjusted efficiency ratio – fully tax equivalent (FTE),” “pre-tax pre-provision (PTPP) profit” and “adjusted non-interest expense.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and should not be relied on alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is provided at the end of this presentation.

3 COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS The CrossFirst Story • Began de novo operations in 2007, completed IPO in 2019 • CrossFirst has grown primarily organically, as well as through four strategic acquisitions • Maintain a branch-light business model with 15 full-service locations, strategically placed across high-performing markets • Specialty industry verticals include sponsor finance, financial institutions, restaurant finance, energy, and small business (SBA) Total Assets - $7.4 billion • Since 2012, total assets compound annual growth rate of 26% Total Deposits - $6.5 billion • DDA represents 15% of total deposits • Granular deposit portfolio across geographies and industries Strong Loan Portfolio • Loan portfolio is 71% variable as of 12/31/23 • Net charge-offs to loans ratio of 0.09% for 2023 • Strong reserve levels at 1.30% of loans Reduced NIE/Avg Assets Driving Positive Leverage Profitable Growth – Record 2023 $1.34 EPS • Operating revenue has grown over 60% since our 2019 IPO • Net income more than doubled from 2019 to 2023 Capital • Focused on growing capital and driving enhanced total shareholder return • TBV/share growth of 67% since 2017 2.35% 2.30% 2.17% 2.03% 1.92% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023

4 $565 $847 $1,220 $1,574 $2,133 $2,961 $4,107 $4,931 $5,659 $5,621 $6,601 $7,381 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 OUR GROWTH Total Assets Compound Annual Growth Rate Since 2012 Total Assets 26.3% Note: Dollars in chart are in millions. 2012 Expanded into Wichita & Oklahoma City markets 2013 Expanded into Tulsa market through acquisition of Tulsa National Bancshares, Inc. (~$160mm in Total Assets) 2016 Expanded into Dallas market 2021 Expanded into Phoenix market 2019 CrossFirst Bankshares, Inc. Initial Public Offering; Nasdaq listed: CFB 2022 Expanded into Colorado and New Mexico markets through acquisition of Farmers & Stockmens Bank (aka Central Bank & Trust) (~$648mm in Total Assets) 2023 Expanded into Tucson market through acquisition of Canyon Bancorporation (~$106mm in Total Assets) 2007 Began de novo operations

5 IMPROVING CORE METRICS (1) Defined as net interest income plus non-interest income. (2) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details. Note: Dollar amounts are in millions, other than per share amounts and all amounts are presented for the full year as of the end of the period. $0.58 $0.24 $1.33 $1.23 $1.34 $0.56 $0.38 $1.40 $1.37 $1.47 2019 2020 2021 2022 2023 Diluted EPS (GAAP) Adjusted Diluted EPS Diluted EPS $141.5 $160.3 $168.7 $193.5 $224.8 $8.7 $11.7 $13.7 $17.3 $20.7 $150.2 $172.0 $182.4 $210.8 $245.5 2019 2020 2021 2022 2023 Net Interest Income Non-Interest Income Operating Revenue(1) $62.5 $72.0 $83.0 $89.1 $98.6 2019 2020 2021 2022 2023 PTPP Profit(2) 0.97% 1.39% 0.58% 0.20% 0.34% 2019 2020 2021 2022 2023 Non-performing Assets / Total Assets (2)

DRIVEN BY EXTRAORDINARY CULTURE

CROSSFIRST BANKSHARES, INC.

FOCUSING ON OUR CORE VALUES

At CrossFirst Bank, extraordinary service is the unifying purpose at the very heart of our organization. To deliver on our purpose, each of our employees operates with four values that define our approach to banking: character, competence, commitment, and connection.

These are not just words at CrossFirst. They are core values that guide our actions, decisions, and vision.

CHARACTER
Who You Are

COMPETENCE
What You Can Do

COMMITMENT
What You Want To Do

CONNECTION
What Others See In You

INVESTING IN OUR PEOPLE & CLIENTS

We prioritize and invest in creating opportunities to help employees grow and build their careers using a variety of training and development programs. These include online, classroom, and on-the-job learning formats. Our CrossFirst training programs include:

THE CrossFirst Way: An immersive, multi-day culture and leadership-driven onboarding program for all new hires to advance and preserve our values and operating standards

CrossFirst University: A development program designed for emerging leaders that explores core leadership concepts and the foundations of the banking industry

Top 5 CliftonStrengths®: As a GALLUP® Strengths-Based organization, our very first commitment to every new employee is that we will value them and provide access to their unique CliftonStrengths®

POSITIONING FOR SUCCESS

We strive to build an equitable and inclusive environment with diverse teams who support our core values and strategic initiatives. We strive to hire and retain top-tier talent to drive growth and extraordinary service.

26% of 2023 new hires were ethnically diverse

59% of workforce is female as of 12/31/2023

64% Engaged employees as measured by GALLUP® Q12 Survey; 89% employee response rate

DON CLIFTON Strengths-Based Culture Award 2023 Winner: Recently recognized as one of seven recipients of the GALLUP® Don Clifton Strengths-Based Culture award – a worldwide honor

6

7 FOURTH QUARTER 2023 HIGHLIGHTS ✓ Book value per common share was $14.35 and tangible book value per common share(2) was $13.56 at December 31, 2023, increases of 10% and 11%, respectively, from September 30, 2023 ✓ Built capital in a tough operating environment with total risk-based capital increasing to 11.2% and common equity tier 1 capital increasing to 10.0% Net Income $17.7 Million (1) Ratios are annualized. (2) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details. (3) RUC includes the accrual for off-balance sheet credit risk for unfunded commitments. ✓ Improved profitability as operating revenue and diluted EPS increased compared to the prior quarter and the prior year fourth quarter ✓ Reduced non-interest expense compared to the linked quarter and the same quarter in the prior year as we realized anticipated synergies from our acquisitions as well as executed targeted efficiency initiatives ✓ Non-interest expense as a percentage of average assets improved 43bps to 1.92% from the same quarter in the prior year Diluted EPS $0.35 ROCE(1) 10.71% ROAA(1) 0.97% ✓ Nonperforming assets decreased from the prior quarter to 0.34% of total assets ✓ The ACL/Loans was 1.20% and ACL + RUC(3)/Loans was 1.30%; net charge-offs were 0.09% for the trailing 12 months Adjusted(2) Net Income $19.6 Million Adjusted(1)(2) ROCE 11.89% Adjusted(2) Diluted EPS $0.39 Adjusted(1)(2) ROAA 1.07% Financial Performance Profitability Balance Sheet Credit Quality Capital ✓ Loans grew $182 million, or 3% for the quarter, to $6.1 billion ✓ Deposits grew $159 million, or 3% for the quarter, to $6.5 billion ✓ Executed a bond portfolio repositioning, which is expected to improve future earnings and liquidity and regulatory capital ratios; the $1.1 million pre-tax loss on sales is expected to have less than a 1-year earn back

8 FULL YEAR 2023 HIGHLIGHTS ✓ Grew book value per common share and tangible book value per common share(2) by 14% and 13%, respectively, from December 31, 2022 ✓ Built capital in a tough operating environment with total risk-based capital increasing to 11.2% and common equity tier 1 capital increasing to 10.0% Net Income $66.7 Million (1) Ratios are annualized. (2) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details. ✓ Improving operating leverage as operating revenue grew 16% compared to the prior year ✓ Record profitability as both reported and adjusted diluted earnings per common share represent all-time highs ✓ Acquired Canyon Bancorporation, Inc. and its wholly owned subsidiary, Canyon Community Bank, N.A. during the year, adding $106 million of loans and $165 million of deposits Diluted EPS $1.34 ROCE(1) 10.36% ROAA(1) 0.95% ✓ Nonperforming assets at year-end were 0.34% of total assets ✓ Net charge-offs were 0.09% of average loans for the year Adjusted(2) Net Income $72.8 Million Adjusted(1)(2) ROCE 11.32% Adjusted(2) Diluted EPS $1.47 Adjusted(1)(2) ROAA 1.04% Financial Performance Profitability Balance Sheet Credit Quality Capital ✓ Loans grew $755 million, or 14% for full year 2023, including a 2% benefit from acquired loans ✓ Deposits grew $840 million, or 15% for full year 2023, including a 3% benefit from acquired balances, highlighting the benefits of our relationship banking model and diversity of deposit base

9 DIVERSE LOAN PORTFOLIO Note: Gross loans, (net of unearned income) data as of December 31, 2023. CRE - Non-Owner-Occupied 44% Commercial 35% CRE - Owner-Occupied 9% Residential Real Estate 8% Energy 3% Consumer 1% Other, 23% 1-4 Fam Res Const, 6% Hotel, 10% Office, 11% Multi-Family, 14% Retail, 15% Industrial, 21% Other Industries, 34% Misc. Financial Vehicles, 4% Aircraft & Transportation, 4% Bus Lns to Individuals, 5% Financial Management, 5% Real Estate Activity, 6% Health Care, 6% Engineering & Contracting, 7% Credit Related Activities, 8% Manufacturing, 10% Restaurants, 11% TOTAL $6.1 Billion CRE – Non-Owner-Occupied by Segment Commercial by Loan Type

10 ASSET QUALITY PERFORMANCE Note: Dollar amounts are in millions and amounts shown are as of the end of the period. (1) RUC includes the accrual for off-balance sheet credit risk for unfunded commitments. (2) For Q4 2023, acquired classified loans represent 1.8% of Capital + ACL + RUC. (3) Ratio is annualized for interim periods. 10.0% 9.3% 9.6% 14.0% 14.8% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.20% 0.16% 0.19% 0.50% 0.34% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Classified Loans / Capital + ACL + RUC(1) Non-performing Assets / Total Assets -0.02% 0.12% 0.04% 0.09% 0.12% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Net Charge-offs (Recoveries) / Average Loans(3) $61.8 $65.1 $67.6 $71.6 $8.7 $73.5 $8.1 $7.7 $70.5 $6.1 $6.4 $73.2 $75.3 $77.7 $79.9 1.31% 1.30% 1.30% 1.31% 1.30% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 ACL RUC ACL + RUC / Total Loans Allowance for Credit Losses + RUC(1) (2)

11 DEPOSIT TRENDS 25% % DDA Deposits 17% 15% 16% 15% $1,400 $970 $928 $1,029 $990 $544 $665 $604 $802 $800 $2,761 $2,826 $2,730 $2,757 $2,870 $946 $1,376 $1,838 $1,744 $1,831 $5,651 $5,837 $6,100 $6,332 $6,491 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 DDA Transaction Savings & Money Mkt Time Note: Dollars are in millions and amounts shown are as of the end of the period.

12 NET INTEREST MARGIN (1) Ratio is annualized for interim periods; the incremental Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0%. Yield on Loans & Cost of Deposits 5.93% 6.56% 6.87% 6.96% 7.12% 2.03% 2.57% 3.33% 3.59% 3.74% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Yield on Loans Cost of Total Deposits 3.61% 3.65% 3.27% 3.19% 3.23% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 3.91% 3.13% 1.58% (1.01%) (1.63%) (2.31%) 1.29% 0.90% 0.39% (0.35%) (0.63%) (0.90%) -300 bps -200 bps -100 bps +100 bps +200 bps +300 bps Rate Shock Rate Ramp Net Interest Income Impact From Rate Changes 60% 10% 10% 17% 3% 1 - 3 Months 4 -12 Months 1-2 Years 2-5 Years > 5 Years Loans: Rate Reset and Cash Flow Profile 69% of earning assets reprice or mature within the next 12 months, including 48% in month one Net Interest Margin – Fully Tax Equivalent (FTE)(1)

13 EXPENSE MANAGEMENT Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified. (1) Represents a non-GAAP financial measure that is calculated as the numerator of the Adjusted Efficiency Ratio – Fully Tax Equivalent; see non-GAAP reconciliation slides at the end of this presentation for more details . $32.6 $35.8 $35.0 $34.1 $32.8 $0.3 $0.8 $0.8 $0.9 $0.9 $1.3 $3.6 $1.5 $0.3 $1.3 $1.3 $36.5 $38.1 $37.4 $36.3 $35.0 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Adjusted Non-interest Expense CDI Amortization Separation Costs Acquisition Costs 2.35% Non-interest Expense as a % of Average Assets 2.30% 2.17% 2.03% 1.92% (1)

14 AMPLE LIQUIDITY AND FLEXIBILITY Investment Strategy 2023 and Beyond • Reducing municipal concentration and focusing reinvestment in lower risk-weighted assets • Repositioning portfolio to increase liquidity and provide more balanced cash flow • Improved performance with ~40bps pick up in tax-equivalent yield during 2023 Investment Strategy 2022 and Prior • Tax-exempt municipal strategy focused on maximizing yield in a low-interest rate environment • Tax-exempt securities added asset duration to offset short duration in loan portfolio • MBS securities provided cashflow Total Liquidity - $2.52B | 34% of Total Assets Municipal - Tax-Exempt, 71% Mortgage Securities, 25% Other,3% SBA + Agencies, 1% Gross $769 Million Net $686 Million Municipal - Tax-Exempt, 46% Mortgage Securities, 34% SBA + Agencies, 18% Treasuries, 1% Other,1% Gross $829 Million Net $767 Million Securities Portfolio 12/31/2022 12/31/2023 Available Brokered Deposits & Wholesale Funding, 7% Available Credit Lines, FHLB & FRB, 93% TOTAL $1.496B Off-Balance Sheet Liquidity Portfolio Strategy Shift Total Liquidity – 12/31/2023 On-balance Sheet Liquidity Securities Portfolio $767M Cash & Equivalents $255M $1.022B Off-balance Sheet Liquidity $1.496B Total Liquidity $2.518B Duration: 5.2 years Duration: 5.3 years

15 9.5% 9.4% 9.5% 9.7% 10.0% 9.5% 9.5% 9.6% 9.8% 10.1% 10.5% 10.5% 10.7% 10.9% 11.2% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Common Equity Tier 1 Tier 1 Risk-Based Total Risk-Based Capital CAPITAL RATIOS ▪ Deployed capital raised during IPO through organic balance sheet growth, share buybacks and two acquisitions ▪ Steady build of capital ratios during 2023 through strong earnings, reduced unfunded commitments and bond portfolio restructuring ▪ Remain well capitalized as we deploy capital to support growth in total shareholder return

16 2024 GUIDANCE Business Driver Current Loans 8-10% core loan growth Net Interest Margin (NIM) 3.20% to 3.25% Adjusted Non-interest Expense $36-37 million quarterly Combined ACL / Loans 1.25% to 1.35% Effective Tax Rate 20-22%

NON-GAAP RECONCILIATIONS

CROSSFIRST BANKSHARES, INC.

	Quarter Ended				
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
	(Dollars in thousands, except per share data)				
Adjusted net income:					
Net income (GAAP)	$ 17,651	$ 16,863	$ 16,047	$ 16,108	$ 11,946
Add: Acquisition costs	1,300	1,328	338	1,477	3,570
Add: Acquisition - Day 1 CECL provision	-	900	-	-	4,400
Add: Employee separation	-	-	1,300	-	-
Add: Loss on bond repositioning	1,130	-	-	-	-
Less: Tax effect[1]	(510)	(468)	(344)	(310)	(2,045)
Adjusted net income	**$ 19,571**	**$ 18,623**	**$ 17,341**	**$ 17,275**	**$ 17,871**
Preferred stock dividends	**$ 155**	**$ 155**	**$ 103**	**$ -**	**$ -**
Diluted weighted average common shares outstanding	**49,788,962**	**49,480,107**	**48,943,325**	**49,043,621**	**49,165,578**
Earnings per common share - diluted (GAAP)	**$ 0.35**	**$ 0.34**	**$ 0.33**	**$ 0.33**	**$ 0.24**
Adjusted earnings per common share - diluted	**$ 0.39**	**$ 0.37**	**$ 0.35**	**$ 0.35**	**$ 0.36**

	Year Ended				
	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
	(Dollars in thousands, except per share data)				
Adjusted net income:					
Net income	$ 66,669	$ 61,599	$ 69,413	$ 12,601	$ 28,473
Add: Acquisition costs	4,443	3,890	-	-	-
Add: Acquisition - Day 1 CECL provision	900	4,400	-	-	-
Add: Employee separation	1,300	1,063	-	-	-
Add: Unrealized loss on equity security	-	-	6,200	-	-
Add: Accelerated employee benefits	-	-	719	-	-
Add: Goodwill impairment[2]	-	-	-	7,397	-
Add: Fixed asset impairment	-	-	-	-	424
Add: Loss on bond repositioning	1,130	-	-	-	-
Less: State tax credit[2]	-	-	-	-	(1,361)
Less: BOLI settlement benefits[2]	-	-	(1,841)	-	-
Less: Tax effect[1]	(1,632)	(2,335)	(1,512)	-	(109)
Adjusted net income	**$ 72,810**	**$ 68,617**	**$ 72,979**	**$ 19,998**	**$ 27,427**
Preferred stock dividends	**$ 413**	**$ -**	**$ -**	**$ -**	**$ 175**
Diluted weighted average common shares outstanding	**49,340,066**	**50,002,054**	**52,030,582**	**52,548,547**	**48,576,135**
Diluted earnings per share	**$ 1.34**	**$ 1.23**	**$ 1.33**	**$ 0.24**	**$ 0.58**
Adjusted diluted earnings per share	**$ 1.47**	**$ 1.37**	**$ 1.40**	**$ 0.38**	**$ 0.56**

(1) Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions and permanent tax benefit associated with stock-based grants.
(2) No tax effect.

17

NON-GAAP RECONCILIATIONS

CROSSFIRST BANKSHARES, INC.

	Quarter Ended					Year Ended	
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
	(Dollars in thousands)						
Adjusted return on average assets:							
Net income (GAAP)	$ 17,651	$ 16,863	$ 16,047	$ 16,108	$ 11,946	$ 66,669	$ 61,599
Adjusted net income	19,571	18,623	17,341	17,275	17,871	72,810	68,617
Average assets	$ 7,231,611	$ 7,114,228	$ 6,929,972	$ 6,712,801	$ 6,159,783	$ 6,998,895	$ 5,760,031
Return on average assets (GAAP)	**0.97 %**	**0.94 %**	**0.93 %**	**0.97 %**	**0.77 %**	**0.95 %**	**1.07 %**
Adjusted return on average assets	**1.07 %**	**1.04 %**	**1.00 %**	**1.04 %**	**1.15 %**	**1.04 %**	**1.19 %**

	Quarter Ended					Year Ended	
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
	(Dollars in thousands)						
Adjusted return on average common equity:							
Net income (GAAP)	$ 17,651	$ 16,863	$ 16,047	$ 16,108	$ 11,946	$ 66,669	$ 61,599
Preferred stock dividends	155	155	103	-	-	413	-
Net income attributable to common shareholders (GAAP)	$ 17,496	$ 16,708	$ 15,944	$ 16,108	$ 11,946	$ 66,256	$ 61,599
Adjusted net income	19,571	18,623	17,341	17,275	17,871	72,810	68,617
Preferred stock dividends	155	155	103	-	-	413	-
Net income attributable to common shareholders (GAAP)	$ 19,416	$ 18,468	$ 17,238	$ 17,275	$ 17,871	$ 72,397	$ 68,617
Average common equity	$ 647,882	$ 650,494	$ 639,741	$ 619,952	$ 589,587	$ 639,624	$ 617,582
Return on average common equity (GAAP)	**10.71 %**	**10.19 %**	**10.00 %**	**10.54 %**	**8.04 %**	**10.36 %**	**9.97 %**
Adjusted return on average common equity	**11.89 %**	**11.26 %**	**10.81 %**	**11.30 %**	**12.03 %**	**11.32 %**	**11.11 %**

	Quarter Ended				
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
	(Dollars in thousands, except per share data)				
Tangible common stockholders' equity:					
Total stockholders' equity (GAAP)	$ 708,143	$ 643,051	$ 651,483	$ 645,491	$ 608,599
Less: goodwill and other intangible assets	31,335	32,293	27,457	28,259	29,081
Less: preferred stock	7,750	7,750	7,750	7,750	-
Tangible common stockholders' equity	$ **669,058**	$ **603,008**	$ **616,276**	$ **609,482**	$ **579,518**
Tangible book value per common share:					
Tangible common stockholders' equity	$ 669,058	$ 603,008	$ 616,276	$ 609,482	$ 579,518
Common shares outstanding at end of period	49,335,888	49,295,036	48,653,487	48,600,618	48,448,215
Book value per common share (GAAP)	**$ 14.35**	**$ 13.04**	**$ 12.39**	**$ 13.28**	**$ 12.56**
Tangible book value per common share	**$ 13.56**	**$ 12.23**	**$ 12.67**	**$ 12.54**	**$ 11.96**

18

NON-GAAP RECONCILIATIONS

CROSSFIRST BANKSHARES, INC.

	Quarter Ended					Year Ended	
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
			(Dollars in thousands)				
Adjusted efficiency ratio - fully tax equivalent (FTE)[1]							
Non-interest expense	$ 35,049	$ 36,354	$ 37,412	$ 38,092	$ 36,423	$ 146,907	$ 121,742
Less: Acquisition costs	(1,300)	(1,328)	(338)	(1,477)	(3,570)	(4,443)	(3,890)
Less: Core deposit intangible amortization	(957)	(922)	(802)	(822)	(291)	(3,503)	(350)
Less: Employee separation	-	-	(1,300)	-	-	(1,300)	(1,063)
Adjusted non-interest expense (numerator)	$ 32,792	$ 34,104	$ 34,972	$ 35,793	$ 32,562	$ 137,661	$ 116,439
Net interest income	56,954	55,127	54,539	58,221	54,015	224,841	193,534
Tax equivalent interest income[1]	654	707	750	797	818	2,908	3,221
Non-interest income (loss)	4,483	5,981	5,779	4,421	4,359	20,664	17,281
Add: Loss on bond repositioning	1,130	-	-	-	-	1,130	-
Total tax-equivalent income (denominator)	$ 63,221	$ 61,815	$ 61,068	$ 63,439	$ 59,192	$ 249,543	$ 214,036
Efficiency ratio (GAAP)	**57.05 %**	**59.49 %**	**62.02 %**	**60.81 %**	**62.40 %**	**59.84 %**	**57.75 %**
Adjusted efficiency ratio - fully tax equivalent (FTE)[1]	**51.87 %**	**55.17 %**	**57.27 %**	**56.42 %**	**55.01 %**	**55.17 %**	**54.40 %**

	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Pre-tax pre-provision profit:					
Net income before taxes	$ 84,109	$ 77,572	$ 86,969	$ 15,314	$ 32,611
Add: Provision for credit losses	14,489	11,501	(4,000)	56,700	29,900
Pre-tax pre-provision profit	$ 98,598	$ 89,073	$ 82,969	$ 72,014	$ 62,511

19

(1) Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental rate used is 21.0%.